UBS Global TMT Conference December 2019

FORWARD-LOOKING STATEMENTS This presentation contains certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management’s current knowledge and estimates of factors affecting the Company and its operations. Statements in this presentation that are forward-looking include, but are not limited to, the expected benefits of the acquisition of Time Inc., including the expected synergies from the transaction and the combined company’s prospects for growth and increasing shareholder value. Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, downturns in national and/or local economies; a softening of the domestic advertising market; world, national or local events that could disrupt broadcast television; increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss or insolvency of one or more major clients or vendors; the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns; increases in paper, postage, printing, syndicated programming or other costs; changes in television network affiliation agreements; technological developments affecting products or methods of distribution; changes in government regulations affecting the Company’s industries; increases in interest rates; the consequences of acquisitions and/or dispositions; the risks associated with the Company’s acquisition of Time Inc., including the Company’s ability to comply with the terms of its debt and equity financings; and the risk factors contained in the Company’s most recent Form 10-K filed with the Securities and Exchange Commission, which are available on the SEC’s website at www.sec.gov. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. 2

MEREDITH: A POWERFUL MEDIA COMPANY AT SCALE Total Audience (Millions) Reach to 180+ million Americans across media platforms 1. Google 246 Unparalleled portfolio of iconic, trusted National brands 2. Facebook 213 3. Verizon 209 Strong, highly-profitable Local brands 4. Amazon sites 206 Paid subscriber base of 40+ million 5. Microsoft sites 205 6. Meredith 182 Top 10 digital company with 145 million monthly UVs 7. Comcast 176 Data powerhouse with 175 million direct consumer 8. CBS Interactive 165 relationships 9. Walt Disney 153 World’s second-largest brand licensor with royalties 10. PayPal 153 based on more than $25 billion of sales comScore Multi-Platform November 2019 3

FISCAL 2019 KEY ACCOMPLISHMENTS ✓ ✓ ✓ ✓ ✓ ✓ Local Media Group CY 2019 CY 2019 Consumer On track to Repaid $825 delivered Print Digital Revenue now deliver $550+ million of debt record results advertising advertising 46% of NMG million of Cost back at up sharply revenue Synergies historical levels Meredith is positioned on a growth path not previously achievable 4

FISCAL 2020 KEY STRATEGIC INITIATIVES Keep NMG Grow LMG Drive greater Generate Invest in Continue creating advertising non-political revenues from record business to premium content momentum and digital individual political produce across platforms going advertising consumers advertising long-term revenue growth 5

TODAY’S AGENDA ™Meredith Overview ™National Media Group Growth Strategies ™Local Media Group Growth Strategies ™Financial Strategy ™Q&A 6

TRUSTED BRANDS THAT LEAD 7

NMG: STRONG FINANCIAL PERFORMANCE OVER TIME

REVENUES



$1,066
$1,060
$1,101
$1,083
$1,573
$2,327
FY14
FY15
FY16
FY17
FY18
FY19

OPERATING PROFIT



$113
$123
$147
$85
$126
FY14
FY15
FY16
($18)
FY17
FY18
FY19

ADJUSTED EBITDA



$151
$154
$169
$160
$257
$456
FY14
FY15
FY16
FY17
FY18
FY19

$ in millions

meredith

8

NATIONAL MEDIA GROUP GROWTH STRATEGIES • Maintain momentum in print advertising performance • Continue to drive growth in digital advertising performance • Accelerate growth of high-margin consumer related revenue • Optimize brand portfolio to maximize performance • Invest in strategic opportunities to produce long-term growth 9

NATIONAL MEDIA PRINT ADVERTISING OUTPERFORMING • Sales force re-aligned and expanded ѵѵ   107.9 (print + digital) • Aggressive outreach to advertising community Google 106.1 Facebook 104.7 • Agency preferred partnerships established Amazon 103.0 • YTD calendar 2019 advertising improving to Meredith’s historic levels Meredith Share of U.S. Print Advertising (CY19 YTD) 36.2% Share gain of U.S. Print Advertising (CY19 YTD) 3.2 pct. pts.

NATIONAL MEDIA GROUP DIGITAL STRATEGIES • Focus on key and faster-growing advertising clients and categories • Invest in video production and distribution opportunities • Develop new core platform to drive consumer engagement, efficiencies, data and insights capabilities • Expand innovations in data, ad products and audio 11

NATIONAL MEDIA GROUP CONSUMER REVENUE STRATEGIES • Grow subscription revenue and efficiency via cross-promotion and continuous service orders • Launch new quarterly subscription titles • Expand brand licensing opportunities • Grow paid products, performance marketing and eCommerce footprints 40+MM 6MM $500MM 1MM Active Subscriptions Direct to Publisher Retail Sales driven by Leads generated by across Credit Card Continuous Shop Platform and Meredith’s Performance Meredith’s 32 titles Service Subscriptions Commerce Content Marketing Platform 12

OPTIMIZE BRAND PORTFOLIO TO MAXIMIZE PERFORMANCE

Portfolio Changes

Entertainment Weekly
Made monthly

Coastal Living
Made quarterly

Traditional Home
Made quarterly

Cooking Light
Merged with EatingWell

Martha Stewart Weddings
Closed

Money
Closed

Reported Q1-20 Performance

Print	(13)%
Digital	8%
3rd Party Sales	11%
Total	(6)%

Comparable Q1-20 Performance

Print	Down mid single
Digital	Up low double
3rd Party Sales	11%
Total	Up slightly

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13

LAUNCH NEW QUARTERLY SUBSCRIPTION TITLES

- **Based on HGTV's Property Brothers**
- **Launching January 2020**
- **750,000 copies**
- **Premium price: $9.99 newsstand or $20/year for a subscription**
- **Aggressive marketing campaign underway across Meredith portfolio:**

PRINT	DIGITAL	TELEVISION
• Direct Mail campaign • 20M address carrier cards across portfolio • 10M sample issues across portfolio • People cover wrap	• Search and Social campaigns • Email marketing • Meredith Site-wide marketing	• Promotion across MDP station group • Exploring TV advertising


IT ALL STARTS AT HOME
reveal
with Drew & Jonathan
20 WAYS TO SHOW YOUR LOVE TO FRIENDS, FAMILY & SOUL MATES
FOOD, FUN, FRIENDS game day
Q&A
It might be cold outside, but the brotherly banter is heating up!
Twin moment! Looks like sometimes they do agree.

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14

STRATEGIC INVESTMENT OPPORTUNITIES DIGITAL OPPORTUNITIES CONSUMER OPPORTUNITES • Continue core platform development • Strengthen subscriber acquisition mix • Expand video production + distribution • Grow e-commerce activities • Drive consumer engagement • Expand content commerce • Maximize emerging technologies • Support Apple News+ 15

MEREDITH & APPLE NEWS+ • All-you-can-read magazine subscription service within the Apple News app • Audience is mobile-first and highly engaged • Apple is a strong partner to owners of premium subscription content and brands 37 10M+ 85M Weekly, monthly Monthly total Potential and quarterly views and audience size titles growing (from free News app) 16

MAXIMIZE OPPORTUNITIES FROM EMERGING TECHNOLOGY

Data

Leverage Data:

- Expand our proprietary taxonomies
- Build identity graph
- Ensure consistent data structure across Meredith



Audio

Launch Additional Podcasts

Half the US population will listen to podcasts in 2019 and advertising will reach $1 billion by 2021



Parents

Babyhood Confidential

Product Studio

Develop New Products for Clients based on insights

- Knock Knock
- Smart Codes



Real Time Content + Commerce

Predictive Advertising that Drives Commerce


Seven Layer Taco Dip
allrecipes
1692 Reviews
INGREDIENTS
1 (1 ounce) package taco seasoning mix
1 (16 ounce) can refried beans
1 (8 ounce) package cream cheese, softened
GOES WITH
Chateau Ste. Michelle Merlot offers layers of rich dark red fruit flavors and subtle meredith 17

TODAY’S AGENDA ™Meredith Overview ™National Media Group Growth Strategies ™Local Media Group Growth Strategies ™Financial Strategy ™Q&A 18

LOCAL BRANDS IN LARGE AND GROWING MARKETS 17 Stations in Portfolio 13 Stations in Top 50 5 Markets Duopoly Markets #1or 2 Morning or EAST & SOUTHEAST: Late News in ATLANTA: MKT 10, CBS + IND 9 Markets NASHVILLE: MKT 27, NBC WEST & SOUTHWEST: MIDWEST: HARTFORD: MKT 33, CBS PHOENIX: MKT 12, CBS + IND ST. LOUIS: MKT 21, CBS GREENVILLE: MKT 38, FOX PORTLAND: MKT 22, FOX + KANSAS CITY: MKT 32, CBS + MOBILE: MKT 58, FOX MyTV MyTV SPRINGFIELD: MKT 108, CBS + LAS VEGAS: MKT 39, FOX SAGINAW: MKT 65, CBS ABC 19

LMG: STRONG FINANCIAL PERFORMANCE OVER TIME


REVENUES
15% CAGR
$376
$403
$534
$548
$630
$693
$864
FY13
FY14
FY15
FY16
FY17
FY18
FY19


OPERATING PROFIT
14% CAGR
$124
$113
$163
$158
$215
$187
$278
FY13
FY14
FY15
FY16
FY17
FY18
FY19

$ in millions

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LOCAL MEDIA GROUP GROWTH STRATEGIES • Maximize core non-political advertising revenues • Continue to grow political advertising revenues • Expand digital advertising through MNI Targeted Media • Continue to grow consumer related revenues • Create programming based on National Media Group brands 21

GROWING POLITICAL ADVERTISING REVENUES 14% CAGR $103 $63 $44 $35 $39 рр рт рф рц рш Mid-term Election - .$ )/$'' /$*) $ in millions 22

ROBUST 2020 SENATE ELECTION FOOTPRINT



WA
OR
ID
MT
ND
MN
SD
WY
WI
MI
NY
VT
NH
ME
MA
RI
CT
NJ
PA
MD
DE
Washington D.C.
IA
NE
IL
IN
OH
WV
VA
NV
CA
UT
CO
KS
MO
KY
NC
TN
SC
AZ
NM
OK
AR
GA
AL
MS
TX
LA
FL

Republican Incumbent
Democrat Incumbent
Open
Meredith Market

Source: The Cook Political Report, Dec. 2019

23

2020 PRESIDENTIAL ELECTION FOOTPRINT


WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
MD
NJ
DE
NY
VT
NH
ME
MA
RI
CT
Washington D.C.
Solid D
Lean D
Toss Up
Lean R
Solid R
Meredith market

Source: The Cook Political Report, Dec. 2019

meredith 24

EXPAND DIGITAL ADVERTISING: MNI GROWTH OPPORTUNITY A MEDIA PLANNING AND BUYING COMPANY MNI CLIENTS WITH EXPERTISE IN TARGETED MARKETING 50+ YEARS 86 FULL-TIME OF TARGETING SALES PROFESSIONALS over a decade in digital. 40 locations nationwide Serve over DIGITAL AD 1B IMPRESSIONS across multiple platforms, through thousands of premier publishing partners, with trusted media relationships. 25

LOCAL MEDIA GROUP CONSUMER REVENUE UPDATE MVPD AFFILIATION RENEWALS RENEWALS ABC Affiliate: Springfield Fiscal 1 45% CBS Affiliates: St. Louis, Hartford, 2020 Springfield Fiscal CBS Affiliates: Atlanta, Phoenix, 2021 7% Kansas City, Saginaw Fiscal NBC Affiliate: Nashville 2022 34% (1) Meredith entered into a new multi-year retransmission consent agreement with DISH Network during the first quarter of fiscal 2020. 26

NATIONAL AND LOCAL COLLABORATION INITIATIVES FY19 Accomplishments • PEOPLE Now Weekend show • Meredith Media Day in Des Moines • Better Homes & Gardens Cook Book Holiday Show FY20 Opportunities • Southern Living Weekly show (Spring of 2020) • PEOPLE Now daily show (Fall 2020) • NMG video on LMG digital platforms • Instagram TV (IGTV) to broadcast 27

TODAY’S AGENDA ™Meredith Overview ™National Media Group Growth Strategies ™Local Media Group Growth Strategies ™Financial Strategy ™Q&A 28

EVOLVING AND DIVERSIFYING REVENUE CONTRIBUTION

FISCAL 2010 REVENUES: $1.4B


NMG Print Advertising
~35%
NMG Consumer related
~26%
~1%
LMG Consumer related
~18%
LMG Advertising and 3rd Party Sales
~17%
Other
~2%
NMG Digital Advertising and 3rd Party Sales

FISCAL 2019 REVENUES: $3.2B


NMG Print Advertising
~22%
NMG Consumer related
~35%
~14%
NMG Digital Advertising and 3rd Party Sales
~3%
Other
~17%
LMG Advertising and 3rd Party Sales
~10%
LMG Consumer related

meredith

29

STRONG COMMITMENT TO DEBT PAYDOWN $3,200 $2,333 FY18 FY19 $ in millions 30 Figures represented at fiscal year end

PROVEN TRACK RECORD OF INCREASING DIVIDENDS 11% $2.30 CAGR $1.98 $1.63 $0.92 2010 2013 2016 2019 31 Calendar years

COMMITMENT TO STRONG CAPITAL STEWARDSHIP y ™ Debt repayment and de-levering in the near-term t i r o i r ™ Continued commitment to returning cash to shareholders via dividends PP ™ Accretive acquisitions at attractive valuations with strong synergies ™ Selective share repurchases 32

STRONG INVESTMENT THESIS 1. Powerful media and marketing company: a) Trusted national brands that engage largest female audience b) Portfolio of highly-rated TV stations in fast-growing markets c) Top 10 digital media presence with wide range of capabilities 2. Revenue trends in FY-20 are encouraging: a) National Media comparable advertising revenues up in 1H-20 b) Local Media non-political advertising revenues up in 1H-20 c) Opportunities in 2H-20 include political advertising, retransmission renewal 3. Strong free cash flow generation with commitment to de-levering and continued dividend growth 33

UBS Global TMT Conference December 2019

Appendix: ADJUSTED NMG EBITDA RECONCILIATION FY14 FY15 FY16 FY17 FY18 FY19 Operating profit (GAAP) $ 113.1 $ 122.7 $ (17.7) $ 146.5 $ 85.0 $ 126.0 Special items: Write-down of impaired assets 0.2 1.7 155.8 7.2 22.7 41.8 Severance and related benefit costs 8.5 11.8 9.3 9.7 56.4 44.9 Contingent consideration write-down ---(20.0)-- Transaction and integration costs - - - - 1.7 23.4 Gain on sale of businesses and assets - - - - (14.7) (11.1) Other (0.2) 0.6 2.8 (1.1) - 5.4 Subtotal special items 8.6 14.1 167.9 (4.2) 66.1 104.4 Non-operating income, net - - - - 12.9 25.9 Special items included in non-operating income: Gain on the sale of business - - - - - (4.0) Pension settlement - - - - - (2.8) Subtotal special items included in non-operating income - - - - - (6.8) Depreciation and amortization 29.5 17.2 18.7 17.6 92.9 206.5 Adjusted EBITDA (non-GAAP) $ 151.1 $ 154.0 $ 168.9 $ 159.9 $ 256.9 $ 456.0 35 $ in millions